EXHIBIT 10.4

                               FIRST AMENDMENT TO
                                PLEDGE AGREEMENT

            THIS FIRST AMENDMENT TO PLEDGE AGREEMENT (this "AMENDMENT") dated as of May 21, 1997 is made by and among TEXOIL, INC., a Nevada corporation ("PARENT") and RIMCO PARTNERS, L.P., a Delaware limited partnership, RIMCO PARTNERS, L.P. II, a Delaware limited partnership, RIMCO PARTNERS, L.P. III, a Delaware limited partnership, and RIMCO PARTNERS, L.P. IV, a Delaware limited partnership (collectively, the "NOTEHOLDERS") party to the Amended Note Agreement (as defined below).

                              PRELIMINARY STATEMENT

            A. The Parent and the Noteholders have entered into that certain Note Purchase Agreement, dated September 6, 1996 (the "ORIGINAL NOTE AGREEMENT").

            B. In connection with the Original Note Agreement, the Parent and the Noteholders entered into that certain Guaranty and Exchange Agreement dated as of September 6, 1996 (the "GUARANTY AGREEMENT").

            C. The Parent executed that certain Pledge Agreement, dated September 6, 1996 covering certain shares of capital stock of the Company (the "PLEDGE AGREEMENT") as security for, INTER ALIA, the obligations of the Company to the Noteholders existing under the Original Note Agreement, the Notes and the other Transaction Documents (as defined in the Original Note Agreement).

            D. On even date herewith, the Company and the Noteholders have amended and restated the Original Note Agreement by entering into that certain Amended and Restated Note Purchase Agreement (the "AMENDED NOTE AGREEMENT") whereby the Noteholders have committed to make Tranche C Advances (as defined in the Amended Note Agreement) of up to $1,500,000.00.

            E. On even date herewith, the Parent and the Noteholders entered into that certain Amended and Restated Guaranty and Exchange Agreement (the "AMENDED GUARANTY AGREEMENT").

            F. The Parent and the Noteholders now desire to amend the Pledge Agreement to secure all of the obligations of the Parent under the Amended Guaranty Agreement.

            G. It is a condition precedent to the effectiveness of the Amended Note Agreement that the Parent and the Noteholders shall have executed this Amendment.

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            NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                                    ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

            (a)All capitalized terms defined in the Pledge Agreement and not otherwise defined herein shall have the same meanings herein as in the Pledge Agreement including, without limitation, defined terms that are defined by reference to the Amended Note Agreement. All references in the Pledge Agreement to the Note Agreement shall be references to the Amended Note Agreement (as same may be modified, amended or amended and restated from time to time).

            (b)The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Amendment as a whole and not to any particular Article, Section or other subdivision.

            (c)The Article and Section headings herein are for convenience only and shall not affect the construction hereof.


                                   ARTICLE II
                          AMENDMENT TO PLEDGE AGREEMENT

            The term "Obligations" as defined in Section 3 of the Pledge Agreement is hereby amended to include, without limitation, the (a) payment of all obligations of Parent to the Noteholders now or hereafter existing under the Amended Guaranty Agreement or the other Transaction Documents as such Amended Guaranty Agreement and other Transaction Documents may be further amended, amended and restated, extended or otherwise modified from time to time in the future (including, without limitation, any interest accruing after the filing of any petition or pleading in a bankruptcy or similar proceeding) and (b) performance and observance by Parent of all obligations, covenants and conditions contained in the Amended Guaranty Agreement and the other Transaction Documents as such Amended Guaranty Agreement and other Transaction Documents may be further amended, amended and restated, extended or otherwise modified from time to time in the future (including, without limitation, the obligations, covenants and conditions contained herein), whether for principal, interest, fees, expenses or otherwise.


                                   ARTICLE III
                           CONDITION OF EFFECTIVENESS

            This Amendment shall become effective when, and only when, the following conditions shall have been fulfilled:

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            (a)the Noteholders and the Parent shall have executed a counterpart of this Amendment;

            (b)the Amended Note Agreement shall have become effective; and

            (c)the Amended Guaranty Agreement shall have become effective.

                                   ARTICLE IV
                                  MISCELLANEOUS

            Section 4.01 REPRESENTATIONS AND WARRANTIES TRUE; NO DEFAULT OR EVENT OF DEFAULT. Parent hereby represents and warrants to the Noteholders that, after giving effect to the execution and delivery of this Amendment (a) this Amendment constitutes a valid and legally binding agreement enforceable against the Parent in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (b) the representations and warranties by the Parent contained in the Pledge Agreement as amended hereby are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (c) no Event of Default has occurred and is continuing as of the date hereof.

            Section 4.02 REFERENCE TO PLEDGE AGREEMENT AND EFFECT ON NOTES, NOTE AGREEMENT AND OTHER TRANSACTION DOCUMENTS EXECUTED IN CONNECTION WITH THE PLEDGE AGREEMENT.

            (a)Upon the effectiveness of this Amendment, each reference in the Pledge Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of similar import shall mean and be a reference to the Pledge Agreement as affected and amended hereby.

            (b)Upon the effectiveness of this Amendment, each reference in the Notes, the Amended Note Agreement, the other Transaction Documents and the other documents and agreements delivered or to be delivered pursuant to the Amended Note Agreement and the other Transaction Documents to the Pledge Agreement shall mean and be a reference to the Pledge Agreement, as affected and amended hereby.

            (c)The Pledge Agreement and the other Transaction Documents, as affected and amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

            Section 4.03 GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF

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ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN
THE STATE OF TEXAS.

            Section 4.04 EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                 TEXOIL, INC.


                                 By: _________________
                                    Ruben Medrano
                                    President


                                 RIMCO PARTNERS, L.P.,
                                 RIMCO PARTNERS, L.P. II,
                                 RIMCO PARTNERS, L.P. III, AND
                                 RIMCO PARTNERS, L.P. IV

                                 By:   RESOURCE INVESTORS MANAGEMENT
                                       COMPANY  LIMITED PARTNERSHIP,
                                       THEIR GENERAL PARTNER

                                 By:   RIMCO ASSOCIATES, INC.,
                                       its general partner


                                 By: _________________
                                       Gary Milavec
                                       Vice President

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